Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
17. Commitments and Contingencies

Future minimum purchase obligations as of December 31, 2019 were as follows (in millions):

2020	$86.3
2021	3.3
2022	0.2
2023	0.2
2024	0.2
Thereafter	—
Total obligations	$90.2
Litigation

The Company is subject to claims and legal proceedings that arise in the ordinary course of business. Such matters are inherently uncertain, and there can be no guarantee that the outcome of any such matter will be decided favorably to the Company or that the resolution of any such matter will not have a material adverse effect upon the Company’s Consolidated Financial Statements. The Company does not believe that any of such pending claims and legal proceedings will have a material adverse effect on its Consolidated Financial Statements. The Company records a liability in its Consolidated Financial Statements for these matters when a loss is known or considered probable and the amount can be reasonably estimated. The Company reviews these estimates each accounting period as additional information is known and adjusts the loss provision when appropriate. If a matter is both probable to result in a liability and the amounts of loss can be reasonably estimated, the Company estimates and discloses the possible loss or range of loss to the extent necessary for its Consolidated Financial Statements not to be misleading. If the loss is not probable or cannot be reasonably estimated, a liability is not recorded in its Consolidated Financial Statements.

CGI Producer Litigation

On November 28, 2016, CGI, a subsidiary of the Company, Great American Financial Resource, Inc. ("GAFRI"), American Financial Group, Inc., and CIGNA Corporation were served with a putative class action complaint filed by John Fastrich and Universal Investment Services, Inc. in The United States District Court for the District of Nebraska alleging breach of contract, tortious interference with contract and unjust enrichment. The plaintiffs contend that they were agents of record under various CGI policies and that CGI allegedly instructed policyholders to switch to other CGI products and caused the plaintiffs to lose commissions, renewals, and overrides on policies that were replaced. The complaint also alleges breach of contract claims relating to allegedly unpaid commissions related to premium rate increases implemented on certain long-term care insurance policies. Finally, the complaint alleges breach of contract claims related to vesting of commissions. On August 21, 2017, the Court dismissed the plaintiffs’ tortious interference with contract claim. CGI believes that the remaining allegations and claims set forth in the complaint are without merit.

The case was set for voluntary mediation, which occurred on January 26, 2018. The Court stayed discovery pending the outcome of the mediation. On February 12, 2018, the parties notified the Court that mediation did not resolve the case and that the parties’ discussions regarding a possible settlement of the action were still ongoing. The Court held a status conference on March 22, 2018, during which the parties informed the Court that settlement negotiations remain ongoing. Nonetheless, the Court entered a scheduling order setting the case for trial during the week of October 15, 2019. Meanwhile, the parties’ continued settlement negotiations led to a tentative settlement. On February 4, 2019, the plaintiffs executed a class settlement agreement with CGI, Loyal American Life Insurance Company, American Retirement Life Insurance Company, GAFRI, and American Financial Group, Inc. (collectively, the Defendants). The settlement agreement, which would require GAFRI to make a $1.25 million payment on behalf of the Defendants, is subject to Court approval. On February 4, 2019, the plaintiffs filed a motion for preliminary approval of the class settlement in a parallel action in the Southern District of Ohio, Case No. 17-CV-00615-SJD, which motion was granted by the Southern District of Ohio on April 2, 2019. Meanwhile, the case pending before the District of Nebraska was stayed on February 6, 2019, pending final approval of the class action settlement in the Ohio action. The Court held a final settlement hearing on September 17, 2019. On October 7, 2019, the Court entered a final approval order certifying the class and approving the class settlement. On October 22, 2019, the Court granted Plaintiffs’ motion for attorney’s fees and costs. On October 25, 2019, the Court entered final judgment and closed the Ohio action. The case pending before the District of Nebraska was dismissed with prejudice on November 12, 2019, pursuant to the parties’ joint stipulation.

The Company and CGI sought defense costs and indemnification for plaintiffs’ claims from GAFRI and Continental General Corporation ("CGC") under the terms of an Amended and Restated Stock Purchase Agreement ("SPA") related to the Company’s acquisition of CGI in December 2015. GAFRI and CGC rejected CGI’s demand for defense and indemnification and, on January 18, 2017, the Company and CGI filed a Complaint against GAFRI and CGC in the Superior Court of Delaware seeking a declaratory judgment to enforce their indemnification rights under the SPA. On February 23, 2017, GAFRI answered CGI’s complaint, denying the allegations. The dispute is ongoing and CGI intends to continue to pursue its right to a defense and indemnity under the SPA regardless of the tentative settlement in the class action. Meanwhile, the parties’ continued settlement negotiations resulted in a settlement agreement in the Delaware action. The settlement agreement, which was contingent on the final approval of the class action settlement in the Ohio action, required CGI to contribute $250,000 to the settlement payment made by GAFRI in the class action. No further contributions to the class action settlement will be required of CGI. Once the class action settlement became final, CGI and GAFRI filed a joint stipulation to dismiss the Delaware action, which stipulation was entered by the Court on January 21, 2020. The Delaware action is now closed.

VAT assessment

On February 20, 2017, and on August 15, 2017, the Company's subsidiary, ICS, received notices from Her Majesty’s Revenue and Customs office in the U.K. (the "HMRC") indicating that it was required to pay certain Value-Added Taxes ("VAT") for the 2015 and 2016 tax years.  ICS disagrees with HMRC’s assessments on technical and factual grounds and intends to dispute the assessed liabilities and vigorously defend its interests. We do not believe the assessment to be probable and expect to prevail based on the facts and merits of our existing VAT position.
DBMG Class Action

On November 6, 2014, a putative stockholder class action complaint challenging the tender offer by which HC2 acquired approximately 721,000 of the issued and outstanding common shares of DBMG was filed in the Court of Chancery of the State of Delaware, captioned Mark Jacobs v. Philip A. Falcone, Keith M. Hladek, Paul Voigt, Michael R. Hill, Rustin Roach, D. Ronald Yagoda, Phillip O. Elbert, HC2 Holdings, Inc., and Schuff International, Inc., Civil Action No. 10323 (the "Complaint").  On November 17, 2014, a second lawsuit was filed in the Court of Chancery of the State of Delaware, captioned Arlen Diercks v. Schuff International, Inc. Philip A. Falcone, Keith M. Hladek, Paul Voigt, Michael R. Hill, Rustin Roach, D. Ronald Yagoda, Phillip O. Elbert, HC2 Holdings, Inc., Civil Action No. 10359.  On February 19, 2015, the court consolidated the actions (now designated as Schuff International, Inc. Stockholders Litigation) and appointed lead plaintiff and counsel.  The currently operative complaint is the Complaint filed by Mark Jacobs.  The Complaint alleges, among other things, that in connection with the tender offer, the individual members of the DBMG Board of Directors and HC2, the now-controlling stockholder of DBMG, breached their fiduciary duties to members of the plaintiff class.  The Complaint also purports to challenge a potential short-form merger based upon plaintiff’s expectation that the Company would cash out the remaining public stockholders of DBMG following the completion of the tender offer.  The Complaint seeks rescission of the tender offer and/or compensatory damages, as well as attorney’s fees and other relief. The defendants filed answers to the Complaint on July 30, 2015. On November 15, 2019, the parties filed definitive documentation in support of a proposed settlement of the action. On January 14, 2020, plaintiff filed an amended complaint restating and elaborating on the claims raised in the Complaint. The Amended Complaint seeks compensatory and rescissory damages, as well as attorney’s fees and other relief.

On February 13, 2020, the Court held a settlement hearing to consider the proposed settlement and certain objections filed by two current DBMG stockholders. The Court expressed concerns about certain terms of the proposed settlement and the parties requested additional time to evaluate potential modifications to the proposed settlement. On May 8, 2020, the parties filed with the Court a revised settlement agreement for all claims relating to the Amended Complaint (the “Revised Settlement Framework”).

The Revised Settlement Framework provided for a settlement payment of $35.95 per share to a fund for the benefit of the former DBMG stockholders who tendered their shares in the 2014 tender offer other than stockholders who were defendants in the action or their immediate family members, officers of DBMG, or directors or officers of HC2 (the “Tendered Stockholders”). After the filing of the revised settlement papers on May 8, 2020, HC2 determined that the Tendered Stockholders subclass includes approximately 300 more shares than previously reported due to additional detail HC2 received regarding the number of shares excluded from the subclass. This adjustment increased the settlement payment to the Tendered Stockholders by approximately eleven thousand dollars. In total, the proposed settlement payment to the Tendered Stockholders applied to approximately 568,850 shares and totaled approximately $20.45 million. The Revised Settlement Framework provided that the amount received by the Tendered Stockholders would be reduced by the per share amount of any fee award to lead plaintiff’s counsel. HC2’s D&O insurers agreed to contribute approximately $12.38 million of this approximately $20.45 million settlement payment, and DBMG agreed to fund the remaining approximately $8.07 million either through cash on hand or borrowing from a third-party lender.

The Revised Settlement Framework also provided that HC2 would fund two types of payments to the current owners of the 289,902 shares of DBMG common stock not owned by HC2 or its affiliates (the “public DBMG stockholders”). The first payment of $2.51 per share, or approximately $0.7 million total, was intended to offset the indirect burden that the public DBMG stockholders arguably would bear (by virtue of their approximately 7.52% ownership of DBMG) from DBMG’s funding of the approximately $8.07 million portion of the settlement payment to the Tendered Stockholders. The second payment of $1.00 per share, or approximately $0.3 million total, represented consideration for a full release of claims from the public DBMG stockholders related to the action and the implementation of the Revised Settlement Framework. In sum, the Revised Settlement Framework provided that HC2 would fund payments of $3.51 per share, or approximately $1.0 million total, to the public DBMG stockholders.

On August 14, 2020, the Court entered a Final Order approving the Revised Settlement Framework, awarding plaintiff’s counsel fees out of the funds payable to the Tendered Stockholders, and awarding one of the objector’s counsel fees out of the fee award to plaintiff’s counsel. The settlement of the action became final, and the settlement releases became effective, upon the expiration of the appeal period for the Final Order on September 14, 2020. The settlement distribution agents are in the process of distributing the settlement funds.

Tax Matters

Currently, the Canada Revenue Agency ("CRA") is auditing a subsidiary previously held by the Company. The Company intends to cooperate in audit matters. To date, CRA has not proposed any specific adjustments and the audit is ongoing.